UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 9, 2006
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                         TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)

            Delaware                    000-26223               94-3336053
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

         700 Saginaw Drive, Redwood City, California           94063
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code           (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

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2.02     Results of Operations and Financial Condition

         On January 9, 2006, Tumbleweed Communications Corp. ("Tumbleweed") announced its preliminary financial results for the fourth quarter ended December 31, 2005. A copy of the press release is furnished as exhibit 99.1 hereto.


5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Effective as of January 9, 2006, the Board of Directors of Tumbleweed accepted the resignation of Craig Brennan as its Chairman of the Board of Directors and Chief Executive Officer. The Board appointed Board member Jim Scullion as Chairman of the Board, and expects to appoint a successor CEO subsequently.


9.01     Financial Statements and Exhibits

(c) Exhibits.

      99.1 Press Release dated January 9, 2006, entitled "Tumbleweed Announces Preliminary Fourth Quarter Financial Results and CEO Transition"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TUMBLEWEED COMMUNICATIONS CORP.


                                            By: /s/ Bernard J. Cassidy
                                                ------------------------------
                                            Name:  Bernard J. Cassidy
                                            Title: Secretary


Date:  January 9, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

   99.1 Press Release dated January 9, 2006, entitled "Tumbleweed Announces Preliminary Fourth Quarter Financial Results and CEO Transition"